Exhibit 99.1

Financial Supplement

First Quarter 2020

The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

Footnotes that are denoted by a letter apply to multiple pages and can be found in the appendix. Footnotes that are denoted by a number apply to a particular page and can be found at the bottom of the page.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS
						1Q20 Change
	1Q20	4Q19	3Q19	2Q19	1Q19	4Q19		1Q19
						$/bps	%	$/bps	%
SELECTED OPERATING DATA
Total revenue	$1,657	$1,637	$1,638	$1,628	$1,588	$20	1%	$69	4%
Noninterest expense	1,012	986	973	951	937	26	3	75	8

Profit before provision for credit losses	645	651	665	677	651	(6)	(1)	(6)	(1)
Provision for credit losses	600	110	101	97	85	490	NM	515	NM
NET INCOME	34	450	449	453	439	(416)	(92)	(405)	(92)
Net income, UnderlyingA	59	454	453	458	443	(395)	(87)	(384)	(87)
Net income available to common stockholders	12	427	432	435	424	(415)	(97)	(412)	(97)
Net income available to common stockholders, UnderlyingA	37	431	436	440	428	(394)	(91)	(391)	(91)
PER COMMON SHARE DATA
Basic earnings	$0.03	$0.98	$0.97	$0.95	$0.92	($0.95)	(97%)	($0.89)	(97%)
Diluted earnings	0.03	0.98	0.97	0.95	0.92	(0.95)	(97)	(0.89)	(97)
Basic earnings, UnderlyingA	0.09	0.99	0.98	0.96	0.93	(0.90)	(91)	(0.84)	(90)
Diluted earnings, UnderlyingA	0.09	0.99	0.98	0.96	0.93	(0.90)	(91)	(0.84)	(90)
Cash dividends declared and paid per common share	0.39	0.36	0.36	0.32	0.32	0.03	8	0.07	22
Book value per common share	47.78	47.63	46.67	45.61	44.24	0.15	—	3.54	8
Tangible book value per common share	31.97	32.08	31.48	30.88	29.60	(0.11)	—	2.37	8
Dividend payout ratio	1,398%	37%	37%	34%	35%	NM		NM
Dividend payout ratio, UnderlyingA	451	36	37	33	34	NM		NM
COMMON SHARES OUTSTANDING
Average: Basic	427,718,421	434,684,606	445,703,987	458,154,335	460,713,172	(6,966,185)	(2%)	(32,994,751)	(7%)
Diluted	429,388,855	436,500,829	447,134,595	459,304,224	462,520,680	(7,111,974)	(2)	(33,131,825)	(7)
Common shares at period-end	426,586,533	433,121,083	443,913,525	457,903,826	461,116,723	(6,534,550)	(2)	(34,530,190)	(7)

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED

(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q20 Change
	1Q20	4Q19	3Q19	2Q19	1Q19	4Q19			1Q19
						$/bps		%	$/bps		%
FINANCIAL RATIOS
Net interest margin	3.09%	3.04%	3.10%	3.20%	3.23%	5	bps		(14	) bps
Net interest margin, FTE[1]	3.10	3.06	3.12	3.21	3.25	4	bps		(15	) bps
Return on average common equity	0.24	8.30	8.35	8.54	8.62	(806	) bps		(838	) bps
Return on average common equity, UnderlyingA	0.74	8.36	8.45	8.63	8.71	(762	) bps		(797	) bps
Return on average tangible common equity	0.36	12.39	12.44	12.75	13.00	(1,203	) bps		(1,264	) bps
Return on average tangible common equity, UnderlyingA	1.10	12.49	12.58	12.89	13.12	(1,139	) bps		(1,202	) bps
Return on average total assets	0.08	1.08	1.10	1.13	1.11	(100	) bps		(103	) bps
Return on average total assets, UnderlyingA	0.14	1.09	1.11	1.14	1.12	(95	) bps		(98	) bps
Return on average total tangible assets	0.09	1.13	1.15	1.17	1.16	(104	) bps		(107	) bps
Return on average total tangible assets, UnderlyingA	0.15	1.14	1.16	1.19	1.17	(99	) bps		(102	) bps
Effective income tax rate	24.13	16.76	20.46	21.86	22.42	737	bps		171	bps
Effective income tax rate, UnderlyingA	24.52	21.52	22.29	21.89	22.44	300	bps		208	bps
Efficiency ratio	61.10	60.28	59.40	58.41	59.00	82	bps		210	bps
Efficiency ratio, UnderlyingA	59.08	58.02	58.22	58.02	58.67	106	bps		41	bps
Noninterest income as a % of total revenue	30%	30%	30%	28%	27%	—	bps		300	bps
Noninterest income as a % of total revenue, UnderlyingA	30%	30%	30%	28%	27%	—	bps		300	bps
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio	9.4%	10.0%	10.3%	10.5%	10.5%
Tier 1 capital ratio	10.5	11.1	11.1	11.3	11.3
Total capital ratio	12.5	13.0	13.0	13.4	13.4
Tier 1 leverage ratio	9.6	10.0	9.9	10.1	10.0
Tangible common equity ratio	8.0	8.7	8.9	9.1	8.8
SELECTED BALANCE SHEET DATA
Loans-to-deposits ratio (period-end balances)B	95.54%	95.03%	94.52%	94.22%	94.92%	51	bps		62	bps
Loans-to-deposits ratio (average balances)B	95.60	94.63	94.62	95.64	97.70	97	bps		(210	) bps
Full-time equivalent colleagues	17,863	17,997	18,116	18,207	18,078	(134)		(1)	(215)		(1)

[1]

Net interest income and net interest margin is presented on a fully taxable-equivalent (“FTE”) basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in millions)

	QUARTERLY TRENDS
						1Q20 Change
	1Q20	4Q19	3Q19	2Q19	1Q19	4Q19		1Q19
						$	%	$	%
INTEREST INCOME
Interest and fees on loans and leases	$1,302	$1,312	$1,356	$1,392	$1,381	($10)	(1%)	($79)	(6%)
Interest and fees on loans held for sale	15	18	19	15	11	(3)	(17)	4	36
Interest and fees on other loans held for sale	9	5	2	2	4	4	80	5	125
Investment securities	147	159	153	164	166	(12)	(8)	(19)	(11)
Interest-bearing deposits in banks	5	7	8	7	8	(2)	(29)	(3)	(38)

Total interest income	1,478	1,501	1,538	1,580	1,570	(23)	(2)	(92)	(6)

INTEREST EXPENSE
Deposits	227	263	297	308	287	(36)	(14)	(60)	(21)
Short-term borrowed fundsC	1	2	2	4	2	(1)	(50)	(1)	(50)
Long-term borrowed funds	90	93	94	102	121	(3)	(3)	(31)	(26)

Total interest expense	318	358	393	414	410	(40)	(11)	(92)	(22)

Net interest income	1,160	1,143	1,145	1,166	1,160	17	1	—	—

NONINTEREST INCOME
Service charges and fees	118	128	128	126	123	(10)	(8)	(5)	(4)
Mortgage banking fees	159	80	117	62	43	79	99	116	NM
Card fees	56	64	67	64	59	(8)	(13)	(3)	(5)
Capital markets fees	43	66	39	57	54	(23)	(35)	(11)	(20)
Trust and investment services fees	53	52	50	53	47	1	2	6	13
Foreign exchange and interest rate products	24	49	35	35	36	(25)	(51)	(12)	(33)
Letter of credit and loan fees	34	35	34	33	33	(1)	(3)	1	3
Securities gains, net	—	4	3	4	8	(4)	(100)	(8)	(100)
Other income	10	16	20	28	25	(6)	(38)	(15)	(60)

Total noninterest income	497	494	493	462	428	3	1	69	16

TOTAL REVENUE	1,657	1,637	1,638	1,628	1,588	20	1	69	4
Provision for credit losses	600	110	101	97	85	490	NM	515	NM
NONINTEREST EXPENSE
Salaries and employee benefits	549	502	508	507	509	47	9	40	8
Equipment and software expense	133	133	130	126	125	—	—	8	6
Outside services	135	142	128	118	110	(7)	(5)	25	23
Occupancy	84	88	80	82	83	(4)	(5)	1	1
Other operating expense	111	121	127	118	110	(10)	(8)	1	1

Total noninterest expense	1,012	986	973	951	937	26	3	75	8

Income before income tax expense	45	541	564	580	566	(496)	(92)	(521)	(92)
Income tax expense	11	91	115	127	127	(80)	(88)	(116)	(91)

Net income	$34	$450	$449	$453	$439	($416)	(92%)	($405)	(92%)

Net income, UnderlyingA	$59	$454	$453	$458	$443	($395)	(87%)	($384)	(87%)

Net income available to common stockholders	$12	$427	$432	$435	$424	($415)	(97%)	($412)	(97%)

Net income available to common stockholders, UnderlyingA	$37	$431	$436	$440	$428	($394)	(91%)	($391)	(91%)

CONSOLIDATED BALANCE SHEETS (unaudited)

(in millions)

PERIOD-END BALANCES	AS OF					MARCH 31, 2020 CHANGE
	Mar 31, 2020	Dec 31, 2019	Sept 30, 2019	June 30, 2019	Mar 31, 2019	December 31, 2019		March 31, 2019
						$	%	$	%
ASSETS
Cash and due from banks	$1,155	$1,175	$1,638	$996	$923	($20)	(2%)	$232	25%
Interest-bearing cash and due from banks	2,903	2,211	2,204	2,039	1,513	692	31	1,390	92
Interest-bearing deposits in banks	280	297	158	186	167	(17)	(6)	113	68
Debt securities available for sale, at fair value	22,307	20,613	21,502	21,698	21,504	1,694	8	803	4
Debt securities held to maturity	3,071	3,202	3,319	3,447	3,345	(131)	(4)	(274)	(8)
Equity securities, at fair value	47	47	47	47	198	—	—	(151)	(76)
Equity securities, at cost	927	807	734	706	604	120	15	323	53
Loans held for sale, at fair value	2,911	1,946	1,993	1,750	1,186	965	50	1,725	145
Other loans held for sale	350	1,384	22	455	66	(1,034)	(75)	284	NM
Loans and leasesB	127,528	119,088	117,880	116,838	117,615	8,440	7	9,913	8
Less: Allowance for loan and lease losses	(2,171)	(1,252)	(1,263)	(1,227)	(1,245)	(919)	(73)	(926)	(74)

Net loans and leasesB	125,357	117,836	116,617	115,611	116,370	7,521	6	8,987	8
Derivative assets	1,968	807	1,027	833	465	1,161	144	1,503	NM
Premises and equipment	746	761	747	740	746	(15)	(2)	—	—
Bank-owned life insurance	1,736	1,725	1,720	1,711	1,705	11	1	31	2
Goodwill	7,050	7,044	7,044	7,040	7,040	6	—	10	—
Due from broker	—	—	257	249	92	—	—	(92)	(100)
Other assetsB	5,911	5,878	5,333	5,241	5,418	33	1	493	9

TOTAL ASSETS	$176,719	$165,733	$164,362	$162,749	$161,342	$10,986	7%	$15,377	10%

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$32,398	$29,233	$29,939	$28,192	$28,383	$3,165	11%	$4,015	14%
Interest-bearing	101,077	96,080	94,775	95,812	95,533	4,997	5	5,544	6

Total deposits	133,475	125,313	124,714	124,004	123,916	8,162	7	9,559	8
Short-term borrowed fundsC	1,059	274	1,077	1,441	679	785	NM	380	56
Derivative liabilities	234	120	161	106	173	114	95	61	35
Deferred taxes, net	782	866	752	767	676	(84)	(10)	106	16
Long-term borrowed funds:
FHLB advances	8,007	5,008	3,007	2,258	2,508	2,999	60	5,499	219
Senior debt	6,775	7,382	8,143	7,624	7,558	(607)	(8)	(783)	(10)
Subordinated debt and other debt	1,655	1,657	1,656	1,656	1,659	(2)	—	(4)	—

Total long-term borrowed funds	16,437	14,047	12,806	11,538	11,725	2,390	17	4,712	40
Due to broker	—	—	206	257	93	—	—	(93)	(100)
Other liabilities	2,782	2,912	2,795	2,619	2,549	(130)	(4)	233	9

TOTAL LIABILITIES	154,769	143,532	142,511	140,732	139,811	11,237	8	14,958	11
STOCKHOLDERS’ EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	1,570	1,570	1,133	1,133	1,132	—	—	438	39
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	18,901	18,891	18,876	18,860	18,847	10	—	54	—
Retained earnings	6,011	6,498	6,229	5,959	5,672	(487)	(7)	339	6
Treasury stock, at cost	(4,623)	(4,353)	(3,953)	(3,453)	(3,333)	(270)	(6)	(1,290)	(39)
Accumulated other comprehensive income (loss)	85	(411)	(440)	(488)	(793)	496	NM	878	NM

TOTAL STOCKHOLDERS’ EQUITY	21,950	22,201	21,851	22,017	21,531	(251)	(1)	419	2

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$176,719	$165,733	$164,362	$162,749	$161,342	$10,986	7%	$15,377	10%

Memo: Total tangible common equity	$13,639	$13,893	$13,976	$14,141	$13,649	($254)	(2%)	($10)	—%

LOANS AND DEPOSITS

(in millions)

PERIOD-END BALANCES	AS OF					MARCH 31, 2020 CHANGE
	Mar 31, 2020	Dec 31, 2019	Sept 30, 2019	June 30, 2019	Mar 31, 2019	Dec 31, 2019		March 31, 2019
						$	%	$	%
LOANS AND LEASES
Commercial	$49,092	$41,479	$41,356	$41,156	$41,497	$7,613	18%	$7,595	18%
Commercial real estate	14,502	13,522	12,820	13,123	13,372	980	7	1,130	8
Leases	2,438	2,537	2,557	2,684	2,820	(99)	(4)	(382)	(14)

Total commercial loans and leases	66,032	57,538	56,733	56,963	57,689	8,494	15	8,343	14

Residential mortgagesB	18,721	19,083	19,699	19,192	19,174	(362)	(2)	(453)	(2)
Home equityD	12,992	13,154	13,423	13,640	13,870	(162)	(1)	(878)	(6)
Automobile	12,157	12,120	12,070	12,000	11,992	37	—	165	1
Education	10,887	10,347	9,729	9,305	9,274	540	5	1,613	17
Other retailE	6,739	6,846	6,226	5,738	5,616	(107)	(2)	1,123	20

Total retail loansB	61,496	61,550	61,147	59,875	59,926	(54)	—	1,570	3

Total loans and leasesB	$127,528	$119,088	$117,880	$116,838	$117,615	$8,440	7%	$9,913	8%

Loans held for sale, at fair value	2,911	1,946	1,993	1,750	1,186	965	50	1,725	145
Other loans held for sale	350	1,384	22	455	66	(1,034)	(75)	284	NM

Loans and leases and loans held for saleB	$130,789	$122,418	$119,895	$119,043	$118,867	$8,371	7%	$11,922	10%

DEPOSITS
Demand	$32,398	$29,233	$29,939	$28,192	$28,383	$3,165	11%	$4,015	14%
Checking with interest	25,358	24,840	24,403	25,021	23,482	518	2	1,876	8
Regular savings	14,702	13,779	13,479	13,495	13,239	923	7	1,463	11
Money market accounts	42,972	38,725	36,826	35,329	35,972	4,247	11	7,000	19
Term deposits	18,045	18,736	20,067	21,967	22,840	(691)	(4)	(4,795)	(21)

Total deposits	$133,475	$125,313	$124,714	$124,004	$123,916	$8,162	7%	$9,559	8%

AVERAGE BALANCE SHEETS

(in millions)

	QUARTERLY TRENDS
						1Q20 Change
	1Q20	4Q19	3Q19	2Q19	1Q19	4Q19		1Q19
						$	%	$	%
ASSETS
Interest-bearing cash and due from banks and deposits in banks	$1,859	$1,970	$1,474	$1,229	$1,497	($111)	(6%)	$362	24%

Taxable investment securities	25,339	25,305	25,635	25,620	25,136	34	—	203	1
Non-taxable investment securities	4	5	5	5	5	(1)	(20)	(1)	(20)

Total investment securities	25,343	25,310	25,640	25,625	25,141	33	—	202	1

Investment securities and interest-bearing deposits	27,202	27,280	27,114	26,854	26,638	(78)	—	564	2

Commercial	43,152	42,012	41,476	41,755	41,562	1,140	3	1,590	4
Commercial real estate	13,876	13,103	12,892	13,379	13,272	773	6	604	5
Leases	2,482	2,546	2,615	2,745	2,873	(64)	(3)	(391)	(14)

Total commercial loans and leases	59,510	57,661	56,983	57,879	57,707	1,849	3	1,803	3

Residential mortgagesB	18,866	19,495	19,405	19,232	19,094	(629)	(3)	(228)	(1)
Home equityD	13,042	13,265	13,501	13,754	14,075	(223)	(2)	(1,033)	(7)
Automobile	12,173	12,099	12,036	11,984	12,070	74	1	103	1
Education	10,610	9,888	9,459	9,235	9,069	722	7	1,541	17
Other retailE	6,854	6,497	5,873	5,699	5,634	357	5	1,220	22

Total retail loansB	61,545	61,244	60,274	59,904	59,942	301	—	1,603	3

Total loans and leasesB	121,055	118,905	117,257	117,783	117,649	2,150	2	3,406	3
Loans held for sale, at fair value	1,890	2,209	1,970	1,528	1,035	(319)	(14)	855	83
Other loans held for sale	799	517	134	158	191	282	55	608	NM

Total interest-earning assetsB	150,946	148,911	146,475	146,323	145,513	2,035	1	5,433	4
Allowance for loan and lease losses	(1,708)	(1,260)	(1,226)	(1,247)	(1,243)	(448)	(36)	(465)	(37)
Goodwill	7,046	7,044	7,044	7,040	7,018	2	—	28	—
Other noninterest-earning assetsB	10,893	9,951	9,817	9,373	9,127	942	9	1,766	19

TOTAL ASSETS	$167,177	$164,646	$162,110	$161,489	$160,415	$2,531	2%	$6,762	4%

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Checking with interest	$24,612	$23,545	$23,422	$23,919	$22,987	$1,067	5%	$1,625	7%
Money market accounts	39,839	38,809	37,161	35,228	35,209	1,030	3	4,630	13
Regular savings	14,201	13,582	13,442	13,324	12,626	619	5	1,575	12
Term deposits	18,616	19,788	20,951	22,292	21,127	(1,172)	(6)	(2,511)	(12)

Total interest-bearing deposits	97,268	95,724	94,976	94,763	91,949	1,544	2	5,319	6
Short-term borrowed fundsC	644	504	600	863	698	140	28	(54)	(8)
FHLB advances	5,138	3,259	2,478	3,155	5,694	1,879	58	(556)	(10)
Senior debt	7,263	7,914	8,000	7,573	7,391	(651)	(8)	(128)	(2)
Subordinated debt and other debt	1,656	1,657	1,656	1,658	1,651	(1)	—	5	—

Total long-term borrowed funds	14,057	12,830	12,134	12,386	14,736	1,227	10	(679)	(5)

Total borrowed funds	14,701	13,334	12,734	13,249	15,434	1,367	10	(733)	(5)

Total interest-bearing liabilities	111,969	109,058	107,710	108,012	107,383	2,911	3	4,586	4
Total demand deposits	29,362	29,928	28,945	28,389	28,465	(566)	(2)	897	3
Other liabilities	4,053	3,819	3,789	3,536	3,584	234	6	469	13

TOTAL LIABILITIES	145,384	142,805	140,444	139,937	139,432	2,579	2	5,952	4

STOCKHOLDERS’ EQUITY	21,793	21,841	21,666	21,552	20,983	(48)	—	810	4

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$167,177	$164,646	$162,110	$161,489	$160,415	$2,531	2%	$6,762	4%

Memo: Total loans and leases, including loans held for sale	$123,744	$121,631	$119,361	$119,469	$118,875	$2,113	2%	$4,869	4%
Total deposits (interest-bearing and demand)	$126,630	$125,652	$123,921	$123,152	$120,414	$978	1%	$6,216	5%
Total average tangible common equity	$13,484	$13,660	$13,788	$13,670	$13,233	($176)	(1%)	$251	2%

AVERAGE ANNUALIZED YIELDS AND RATES

(in millions, except rates)

	QUARTERLY TRENDS
	1Q20		4Q19		3Q19		2Q19		1Q19
	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	1.12%	$5	1.49%	$7	2.09%	$8	2.16%	$7	2.19%	$8

Taxable investment securities	2.32	147	2.47	159	2.38	153	2.56	164	2.64	166
Non-taxable investment securities	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—

Total investment securities	2.32	147	2.47	159	2.38	153	2.56	164	2.64	166

Investment securities and interest-bearing deposits		152		166		161		171		174

Commercial	3.82	417	3.95	424	4.17	442	4.45	471	4.43	460
Commercial real estate	3.96	139	4.26	142	4.70	155	4.91	166	4.98	165
Leases	2.83	18	2.77	18	2.85	19	2.89	19	2.85	21

Total commercial loans and leases	3.81	574	3.97	584	4.23	616	4.48	656	4.48	646

Residential mortgagesB	3.47	164	3.40	165	3.53	171	3.65	176	3.67	175
Home equityD	4.69	152	4.73	159	5.24	178	5.28	180	5.27	183
Automobile	4.34	131	4.32	132	4.25	129	4.19	125	4.04	120
Education	5.64	149	5.76	143	5.89	141	5.97	137	5.99	134
Other retailE	7.77	132	7.83	129	8.21	121	8.24	118	8.87	123

Total retail loansB	4.75	728	4.72	728	4.88	740	4.92	736	4.96	735

Total loans and leasesB	4.29	1,302	4.36	1,312	4.56	1,356	4.71	1,392	4.72	1,381
Loans held for sale, at fair value	3.28	15	3.38	18	3.71	19	3.93	15	4.35	11
Other loans held for sale	4.31	9	3.89	5	6.42	2	5.67	2	7.03	4

Total interest-earning assetsB	3.91	1,478	3.98	1,501	4.15	1,538	4.30	1,580	4.34	1,570
INTEREST-BEARING LIABILITIES
Checking with interest	0.60	37	0.71	42	0.88	52	0.96	57	0.91	52
Money market accounts	0.94	93	1.12	110	1.24	116	1.30	114	1.26	110
Regular savings	0.51	18	0.52	17	0.59	20	0.62	21	0.56	17
Term deposits	1.70	79	1.88	94	2.05	109	2.09	116	2.08	108

Total interest-bearing deposits	0.94	227	1.09	263	1.24	297	1.30	308	1.27	287
Short-term borrowed fundsC	0.76	1	1.07	2	1.43	2	1.81	4	1.37	2
FHLB advances	1.87	24	1.98	16	1.92	12	2.63	21	2.70	39
Senior debt	2.69	49	3.02	60	3.21	65	3.41	64	3.53	65
Subordinated debt and other debt	4.13	17	4.20	17	4.13	17	4.08	17	4.06	17

Total long-term borrowed funds	2.56	90	2.91	93	3.07	94	3.30	102	3.27	121

Total borrowed funds	2.48	91	2.84	95	3.00	96	3.20	106	3.18	123

Total interest-bearing liabilities	1.14	318	1.30	358	1.45	393	1.54	414	1.54	410
INTEREST RATE SPREAD	2.77		2.68		2.70		2.77		2.80

NET INTEREST MARGIN AND NET INTEREST INCOME	3.09%	$1,160	3.04%	$1,143	3.10%	$1,145	3.20%	$1,166	3.23%	$1,160

NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]	3.10%	$1,164	3.06%	$1,147	3.12%	$1,150	3.21%	$1,172	3.25%	$1,166
Memo: Total deposit costs	0.72%	$227	0.83%	$263	0.95%	$297	1.00%	$308	0.97%	$287

[1]

Net interest income and net interest margin is presented on a fully taxable-equivalent (“FTE”) basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS
CONSUMER BANKING						1Q20 Change
	1Q20	4Q19	3Q19	2Q19	1Q19	4Q19			1Q19
						$/bps		%	$/bps		%
Net interest income	$793	$796	$799	$799	$788	($3)		—%	$5		1%
Noninterest income	357	296	336	277	247	61		21	110		45

Total revenue	1,150	1,092	1,135	1,076	1,035	58		5	115		11
Noninterest expense	738	718	718	715	700	20		3	38		5

Profit before provision for credit losses	412	374	417	361	335	38		10	77		23
Provision for credit losses	97	97	83	78	67	—		—	30		45

Income before income tax expense	315	277	334	283	268	38		14	47		18
Income tax expense	79	68	83	70	66	11		16	13		20

Net income	$236	$209	$251	$213	$202	$27		13%	$34		17%

AVERAGE BALANCES
Total assets	$68,415	$68,069	$66,365	$65,485	$65,007	$346		1%	$3,408		5%
Total loans and leases1,B	65,343	65,157	63,553	62,678	62,163	186		—	3,180		5
Deposits	85,228	85,477	85,595	85,660	82,569	(249)		—	2,659		3
Interest-earning assetsB	65,393	65,208	63,605	62,731	62,216	185		—	3,177		5
KEY METRICS
Net interest margin	4.88%	4.85%	4.99%	5.11%	5.14%	3	bps		(26	) bps
Efficiency ratio	64.16	65.74	63.28	66.43	67.62	(158	) bps		(346	) bps
Loans-to-deposits ratio (period-end balances)B	72.94	74.15	73.61	71.13	71.17	(121	) bps		177	bps
Loans-to-deposits ratio (average balances)B	74.07	73.37	72.11	71.57	74.27	70	bps		(20	) bps
Return on average total tangible assets	1.39	1.22	1.50	1.31	1.26	17	bps		13	bps

[1]	Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING, CONTINUED

(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q20 Change
	1Q20	4Q19	3Q19	2Q19	1Q19	4Q19			1Q19
						$/bps		%	$/bps		%
MORTGAGE BANKING FEES
Production revenue	$136	$61	$80	$49	$31	$75		123%	$105		NM
Mortgage servicing revenue	17	16	12	9	14	1		6	3		21
MSR valuation changes, net of hedge impact	6	4	25	4	(2)	2		50	8		NM

Total mortgage banking fees	$159	$81	$117	$62	$43	$78		96%	$116		NM

Gain on sale of secondary originations	2.36%	0.98%	1.40%	1.13%	1.28%	138	bps		108	bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$2,523	$3,196	$2,771	$2,115	$1,313	($673)		(21%)	$1,210		92%
Third Party	4,813	5,750	5,080	3,921	2,260	(937)		(16)	2,553		113

Total	$7,336	$8,946	$7,851	$6,036	$3,573	($1,610)		(18%)	$3,763		105%

Originated for sale	83%	80%	80%	81%	81%	300	bps		200	bps
Originated for investment	17	20	20	19	19	(300	) bps		(200	) bps

Total	100%	100%	100%	100%	100%

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$79,157	$77,526	$74,610	$72,518	$70,847	$1,631		2%	$8,310		12%
Owned loans serviced	21,057	20,831	19,969	19,258	18,437	226		1	2,620		14

Total	$100,214	$98,357	$94,579	$91,776	$89,284	$1,857		2%	$10,930		12%

MSR CARRYING VALUE[1]
MSR at fair value	$577	$642	$510	$531	$563	($65)		(10%)	$14		2%
MSR at lower of cost or market	—	182	177	189	212	(182)		(100)	(212)		(100)

Total	$577	$824	$687	$720	$775	($247)		(30%)	($198)		(26%)

[1]	Beginning in the first quarter of 2020, mortgage servicing rights previously accounted for at lower of cost or market are now accounted for at fair value.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS
COMMERCIAL BANKING						1Q20 Change
	1Q20	4Q19	3Q19	2Q19	1Q19	4Q19			1Q19
						$/bps		%	$/bps		%
Net interest income	$365	$363	$360	$371	$372	$2		1%	($7)		(2%)
Noninterest income	125	175	133	149	150	(50)		(29)	(25)		(17)

Total revenue	490	538	493	520	522	(48)		(9)	(32)		(6)
Noninterest expense	221	219	213	217	209	2		1	12		6

Profit before provision for credit losses	269	319	280	303	313	(50)		(16)	(44)		(14)
Provision for credit losses	43	24	27	25	21	19		79	22		105

Income before income tax expense	226	295	253	278	292	(69)		(23)	(66)		(23)
Income tax expense	47	64	57	62	65	(17)		(27)	(18)		(28)

Net income	$179	$231	$196	$216	$227	($52)		(23%)	($48)		(21%)

AVERAGE BALANCES
Total assets	$59,005	$56,407	$55,614	$56,135	$55,630	$2,598		5%	$3,375		6%
Total loans and leases[1]	56,555	54,523	53,814	54,653	54,436	2,032		4	2,119		4
Deposits	33,545	32,715	31,491	30,273	29,823	830		3	3,722		12
Interest-earning assets	57,016	54,905	54,087	54,950	54,724	2,111		4	2,292		4
KEY METRICS
Net interest margin	2.57%	2.62%	2.64%	2.71%	2.76%	(5	) bps		(19)	bps
Efficiency ratio	45.06	40.60	43.35	41.58	40.11	446	bps		495	bps
Loans-to-deposits ratio (period-end balances)	164.10	165.24	163.62	173.48	180.53	(114	) bps		(1,643	) bps
Loans-to-deposits ratio (average balances)	167.18	165.80	170.01	179.49	181.23	138	bps		(1,405	) bps
Return on average total tangible assets	1.22	1.63	1.40	1.54	1.66	(41	) bps		(44	) bps

[1]	Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS – OTHER

(in millions)

	QUARTERLY TRENDS
OTHER[1]						1Q20 Change
	1Q20	4Q19	3Q19	2Q19	1Q19	4Q19		1Q19
						$	%	$	%
Net interest income	$2	($16)	($14)	($4)	$—	$18	NM	$2	100%
Noninterest income	15	23	24	36	31	(8)	(35)	(16)	(52)

Total revenue	17	7	10	32	31	10	143	(14)	(45)
Noninterest expense	53	49	42	19	28	4	8	25	89

(Loss) profit before provision for credit losses	(36)	(42)	(32)	13	3	6	14	(39)	NM
Provision for credit losses	460	(11)	(9)	(6)	(3)	471	NM	463	NM

(Loss) income before income tax benefit	(496)	(31)	(23)	19	6	(465)	NM	(502)	NM
Income tax benefit	(115)	(41)	(25)	(5)	(4)	(74)	(180)	(111)	NM

Net (loss) income	($381)	$10	$2	$24	$10	($391)	NM	($391)	NM

AVERAGE BALANCES
Total assets	$39,757	$40,170	$40,131	$39,869	$39,778	($413)	(1%)	($21)	—%
Total loans and leases[2]	1,846	1,951	1,994	2,138	2,276	(105)	(5)	(430)	(19)
Deposits	7,857	7,460	6,835	7,219	8,022	397	5	(165)	(2)
Interest-earning assets	28,537	28,798	28,783	28,642	28,573	(261)	(1)	(36)	—

[1]

Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2]	Includes loans held for sale.

CREDIT-RELATED INFORMATION

(in millions, except ratio data)

	AS OF					MARCH 31, 2020 CHANGE
	Mar 31, 2020	Dec 31, 2019	Sept 30, 2019	June 30, 2019	Mar 31, 2019	Dec 31, 2019		Mar 31, 2019
						$/bps	%	$/bps	%
NONACCRUAL LOANS AND LEASES[1]
Commercial	$305	$240	$228	$198	$208	$65	27%	$97	47%
Commercial real estate	8	2	49	4	4	6	NM	4	100
Leases	1	3	4	17	—	(2)	(67)	1	100

Total commercial loans and leases	314	245	281	219	212	69	28	102	48
Residential mortgages[2]	101	93	91	98	102	8	9	(1)	(1)
Home equityD	242	246	247	278	288	(4)	(2)	(46)	(16)
Automobile	69	67	69	62	70	2	3	(1)	(1)
Education	21	18	17	40	43	3	17	(22)	(51)
Other retailE	33	34	32	30	29	(1)	(3)	4	14

Total retail loans	466	458	456	508	532	8	2	(66)	(12)

Nonaccrual loans and leases	780	703	737	727	744	77	11	36	5

Repossessed assets	44	45	40	32	34	(1)	(2)	10	29

Nonaccrual loans and leases and repossessed assets	$824	$748	$777	$759	$778	$76	10%	$46	6%

NONACCRUAL LOANS AND LEASES BY PRODUCT[3]
Commercial	$314	$245	$281	$219	$212	$69	28%	$102	48%
Retail	510	503	496	540	566	7	1	(56)	(10)

Total nonaccrual loans and leases	$824	$748	$777	$759	$778	$76	10%	$46	6%

ASSET QUALITY RATIOS
Allowance for credit losses to loans and leasesB	1.73%	1.09%	1.11%	1.13%	1.13%	64 bps		60 bps
Allowance for credit losses to nonaccrual loans and leases	283.48	184.31	177.42	181.54	178.68	NM		NM
Nonaccrual loans and leases to loans and leasesB	0.61	0.59	0.63	0.62	0.63	2		(2)

1

Beginning in the first quarter of 2020 and upon the adoption of ASU 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, nonperforming loans and leases are now referred to as nonaccrual loans and leases and other nonperforming assets are referred to as repossessed assets.

2

Beginning in the fourth quarter of 2019, nonaccrual balances exclude both fully and partially guaranteed residential mortgage loans sold to Ginnie Mae for which the Company has the right, but not the obligation, to repurchase. Prior periods have been adjusted to exclude partially guaranteed amounts to conform with the current period presentation.

3	Nonaccrual loans and leases by product includes repossessed assets.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions, except ratio data)

	AS OF					MARCH 31, 2020 CHANGE
	Mar 31, 2020	Dec 31, 2019	Sept 30, 2019	June 30, 2019	Mar 31, 2019	Dec 31, 2019		Mar 31, 2019
						$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Commercial	$—	$2	$1	$4	$1	($2)	(100%)	($1)	(100%)
Leases	—	—	1	1	—	—	—	—	—

Total commercial loans and leases	—	2	2	5	1	(2)	(100)	(1)	(100)
Residential mortgages	14	13	15	14	20	1	8	(6)	(30)
Education	2	2	3	3	2	—	—	—	—
Other retailE	11	8	10	9	9	3	38	2	22

Total retail loans	27	23	28	26	31	4	17	(4)	(13)

Total loans and leases	27	25	30	31	32	2	8	(5)	(16)

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS
						1Q20 Change
	1Q20	4Q19	3Q19	2Q19	1Q19	4Q19		1Q19
						$	%	$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial	$47	$24	$20	$40	$3	$23	96%	$44	NM
Commercial real estate	—	9	10	—	20	(9)	(100)	(20)	(100)
Leases	—	1	5	5	3	(1)	(100)	(3)	(100)

Total commercial loans and leases	47	34	35	45	26	13	38	21	81
Residential mortgages	1	2	2	2	2	(1)	(50)	(1)	(50)
Home equityD	8	10	11	11	7	(2)	(20)	1	14
Automobile	39	38	37	30	38	1	3	1	3
Education	18	20	18	18	16	(2)	(10)	2	13
Other retailE	61	58	56	50	49	3	5	12	24

Total retail loans	127	128	124	111	112	(1)	(1)	15	13

Total gross charge-offs	$174	$162	$159	$156	$138	$12	7%	$36	26%

GROSS RECOVERIES
Commercial	$3	$7	$3	$12	$2	($4)	(57%)	$1	50%
Commercial real estate	—	—	—	—	—	—	—	—	—
Leases	—	—	—	—	—	—	—	—	—

Total commercial loans and leases	3	7	3	12	2	(4)	(57)	1	50
Residential mortgages	1	1	1	2	5	—	—	(4)	(80)
Home equityD	11	10	12	10	17	1	10	(6)	(35)
Automobile	12	11	15	16	15	1	9	(3)	(20)
Education	4	4	4	4	4	—	—	—	—
Other retailE	6	7	11	6	6	(1)	(14)	—	—

Total retail loans	34	33	43	38	47	1	3	(13)	(28)

Total gross recoveries	$37	$40	$46	$50	$49	($3)	(8%)	($12)	(24%)

NET CHARGE-OFFS (RECOVERIES)
Commercial	$44	$17	$17	$28	$1	$27	159%	$43	NM
Commercial real estate	—	9	10	—	20	(9)	(100)	(20)	(100)
Leases	—	1	5	5	3	(1)	(100)	(3)	(100)

Total commercial loans and leases	44	27	32	33	24	17	63	20	83
Residential mortgages	—	1	1	—	(3)	(1)	(100)	3	100
Home equityD	(3)	—	(1)	1	(10)	(3)	(100)	7	70
Automobile	27	27	22	14	23	—	—	4	17
Education	14	16	14	14	12	(2)	(13)	2	17
Other retailE	55	51	45	44	43	4	8	12	28

Total retail loans	93	95	81	73	65	(2)	(2)	28	43

Total net charge-offs	$137	$122	$113	$106	$89	$15	12%	$48	54%

CREDIT-RELATED INFORMATION, CONTINUED

(in millions, except rates)

	QUARTERLY TRENDS
						1Q20 Change
	1Q20	4Q19	3Q19	2Q19	1Q19	4Q19		1Q19
						$/bps	%	$/bps	%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial	0.41%	0.16%	0.16%	0.27%	0.01%	25 bps		40 bps
Commercial real estate	—	0.26	0.31	—	0.62	(26) bps		(62) bps
Leases	0.07	0.19	0.80	0.72	0.42	(12) bps		(35) bps
Total commercial loans and leases	0.30	0.19	0.22	0.23	0.17	11 bps		13 bps
Residential mortgages	0.01	0.02	0.01	0.01	(0.07)	(1) bps		8 bps
Home equityD	(0.10)	0.02	(0.04)	0.01	(0.26)	(12) bps		16 bps
Automobile	0.88	0.85	0.74	0.49	0.77	3 bps		11 bps
Education	0.55	0.65	0.58	0.62	0.51	(10) bps		4 bps
Other retailE	3.21	3.09	3.08	3.11	3.06	12 bps		15 bps
Total retail loans	0.61	0.61	0.53	0.49	0.44	— bps		17 bps
Total loans and leases	0.46%	0.41%	0.38%	0.36%	0.31%	5 bps		15 bps
Memo: Average loans
Commercial	$43,152	$42,012	$41,476	$41,755	$41,562	$1,140	3%	$1,590	4%
Commercial real estate	13,876	13,103	12,892	13,379	13,272	773	6	604	5
Leases	2,482	2,546	2,615	2,745	2,873	(64)	(3)	(391)	(14)

Total commercial loans and leases	59,510	57,661	56,983	57,879	57,707	1,849	3	1,803	3
Residential mortgages	18,866	19,495	19,405	19,232	19,094	(629)	(3)	(228)	(1)
Home equityD	13,042	13,265	13,501	13,754	14,075	(223)	(2)	(1,033)	(7)
Automobile	12,173	12,099	12,036	11,984	12,070	74	1	103	1
Education	10,610	9,888	9,459	9,235	9,069	722	7	1,541	17
Other retailE	6,854	6,497	5,873	5,699	5,634	357	5	1,220	22

Total retail loans	61,545	61,244	60,274	59,904	59,942	301	—	1,603	3

Total loans and leases	$121,055	$118,905	$117,257	$117,783	$117,649	$2,150	2%	$3,406	3%

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS
						1Q20 Change
	1Q20	4Q19	3Q19	2Q19	1Q19	4Q19		1Q19
						$	%	$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$1,252	$1,263	$1,227	$1,245	$1,242	($11)	(1%)	$10	1%
Cumulative effect of change in accounting principle:
Commercial	(176)	—	—	—	—	(176)	(100)	(176)	(100)
Retail	629	—	—	—	—	629	100	629	100

Total cumulative effect of change in accounting principle	453	—	—	—	—	453	100	453	100

Allowance for loan and lease losses - beginning, adjusted	1,705	1,263	1,227	1,245	1,242	442	35	463	37
Charge-offs:
Commercial	47	34	35	45	26	13	38	21	81
Retail	127	128	124	111	112	(1)	(1)	15	13

Total charge-offs	174	162	159	156	138	12	7	36	26

Recoveries:
Commercial	3	7	3	12	2	(4)	(57)	1	50
Retail	34	33	43	38	47	1	3	(13)	(28)

Total recoveries	37	40	46	50	49	(3)	(8)	(12)	(24)

Net charge-offs	137	122	113	106	89	15	12	48	54
Provision for loan and lease losses:
Commercial	298	(11)	64	22	25	309	NM	273	NM
Retail	305	122	85	66	67	183	150	238	NM

Total provision for loan and lease losses	603	111	149	88	92	492	NM	511	NM

Allowance for loan and lease losses - ending	$2,171	$1,252	$1,263	$1,227	$1,245	$919	73%	$926	74%

Reserve for unfunded lending commitments - beginning	$44	$45	$93	$84	$91	($1)	(2%)	($47)	(52%)
Cumulative effect of change in accounting principle	(2)	—	—	—	—	(2)	(100)	(2)	(100)
Provision for unfunded lending commitments	(3)	(1)	(48)	9	(7)	(2)	(200)	4	57

Reserve for unfunded lending commitments - ending	$39	$44	$45	$93	$84	($5)	(11%)	($45)	(54%)

Total allowance for credit losses - ending	$2,210	$1,296	$1,308	$1,320	$1,329	$914	71%	$881	66%

Memo: Total allowance for credit losses by product
Commercial	$790	$718	$757	$773	$775	$72	10%	$15	2%
Retail	1,420	578	551	547	554	842	146	866	156

Total allowance for credit losses	$2,210	$1,296	$1,308	$1,320	$1,329	$914	71%	$881	66%

CAPITAL AND RATIOS

(in millions, except ratio data)

	AS OF
						MARCH 31, 2020 CHANGE
	Mar 31, 2020	Dec 31, 2019	Sept 30, 2019	June 30, 2019	Mar 31, 2019	Dec 31, 2019		Mar 31, 2019
						$	%	$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$14,007	$14,304	$14,416	$14,629	$14,442	($297)	(2%)	($435)	(3%)
Tier 1 capital	15,577	15,874	15,549	15,762	15,574	(297)	(2)	3	—
Total capital	18,592	18,542	18,237	18,582	18,403	50	—	189	1
Risk-weighted assets	148,946	142,915	140,136	138,879	137,246	6,031	4	11,700	9
Adjusted average assets[1]	161,715	158,782	156,355	155,956	155,171	2,933	2	6,544	4
CET1 capital ratio	9.4%	10.0%	10.3%	10.5%	10.5%
Tier 1 capital ratio	10.5	11.1	11.1	11.3	11.3
Total capital ratio	12.5	13.0	13.0	13.4	13.4
Tier 1 leverage ratio	9.6	10.0	9.9	10.1	10.0
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders’ equity	$20,380	$20,631	$20,718	$20,884	$20,399	($251)	(1%)	($19)	—%
Less: Goodwill	7,050	7,044	7,044	7,040	7,040	6	—	10	—
Less: Other intangible assets	66	68	71	74	80	(2)	(3)	(14)	(18)
Add: Deferred tax liabilities[2]	375	374	373	371	370	1	—	5	1

Total tangible common equity	$13,639	$13,893	$13,976	$14,141	$13,649	($254)	(2%)	($10)	—%

TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders’ equity	$20,223	$20,400	$20,533	$20,420	$19,942	($177)	(1%)	$281	1%
Less: Goodwill	7,046	7,044	7,044	7,040	7,018	2	—	28	—
Less: Other intangible assets	67	69	73	80	59	(2)	(3)	8	14
Add: Deferred tax liabilities[2]	374	373	372	370	368	1	—	6	2

Total tangible common equity	$13,484	$13,660	$13,788	$13,670	$13,233	($176)	(1%)	$251	2%

INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$7,050	$7,044	$7,044	$7,040	$7,040	$6	—%	$10	—%
Other intangible assets	66	68	71	74	80	(2)	(3)	(14)	(18)

Total intangible assets	$7,116	$7,112	$7,115	$7,114	$7,120	$4	—%	($4)	—%

[1]

Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.

[2]	Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

(in millions, except share, per-share and ratio data)

Key Performance Metrics:

Our Management uses certain key performance metrics (KPMs) to gauge our progress against strategic and operational goals, as well as to compare our performance against peers. The KPMs are referred to in our quarterly earnings materials and other financial reports filed with the Securities and Exchange Commission. The KPMs include:

•	Return on average tangible common equity (ROTCE);
•	Efficiency ratio;
•	Operating leverage; and
•	Common equity tier 1 capital ratio.

Established targets for the KPMs are based on Management-reporting results which are currently referred to by the Company as “Underlying” results. We believe that Underlying results, which exclude notable items, provide the best representation of our underlying financial progress toward the KPMs as the results exclude items that our Management does not consider indicative of our on-going financial performance. KPMs that reflect Underlying results are considered non-GAAP financial measures.

Non-GAAP Financial Measures

This document contains non-GAAP financial measures denoted as Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS
							1Q20 Change
		1Q20	4Q19	3Q19	2Q19	1Q19	4Q19		1Q19
							$	%	$	%
Noninterest income, Underlying:
Noninterest income (GAAP)	A	$497	$494	$493	$462	$428	$3	1%	$69	16%
Less: Notable items		—	—	—	—	—	—	—	—	—

Noninterest income, Underlying (non-GAAP)	B	$497	$494	$493	$462	$428	$3	1%	$69	16%

Total revenue, Underlying:
Total revenue (GAAP)	C	$1,657	$1,637	$1,638	$1,628	$1,588	$20	1%	$69	4%
Less: Notable items		—	—	—	—	—	—	—	—	—

Total revenue, Underlying (non-GAAP)	D	$1,657	$1,637	$1,638	$1,628	$1,588	$20	1%	$69	4%

Noninterest expense, Underlying:
Noninterest expense (GAAP)	E	$1,012	$986	$973	$951	$937	$26	3%	$75	8%
Less: Notable items		33	37	19	7	5	(4)	(11)	28	NM

Noninterest expense, Underlying (non-GAAP)	F	$979	$949	$954	$944	$932	$30	3%	$47	5%

Pre-provision profit:
Total revenue (GAAP)	C	$1,657	$1,637	$1,638	$1,628	$1,588	$20	1%	$69	4%
Less: Noninterest expense (GAAP)	E	1,012	986	973	951	937	26	3	75	8

Pre-provision profit (GAAP)		$645	$651	$665	$677	$651	($6)	(1%)	($6)	(1%)

Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	D	$1,657	$1,637	$1,638	$1,628	$1,588	$20	1%	$69	4%
Less: Noninterest expense, Underlying (non-GAAP)	F	979	949	954	944	932	30	3	47	5

Pre-provision profit, Underlying (non-GAAP)		$678	$688	$684	$684	$656	($10)	(1%)	$22	3%

Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	G	$45	$541	$564	$580	$566	($496)	(92%)	($521)	(92%)
Less: Expense before income tax benefit related to notable items		(33)	(37)	(19)	(7)	(5)	4	11	(28)	NM

Income before income tax expense, Underlying (non-GAAP)	H	$78	$578	$583	$587	$571	($500)	(87%)	($493)	(86%)

Income tax expense, Underlying:
Income tax expense (GAAP)	I	$11	$91	$115	$127	$127	($80)	(88%)	($116)	(91%)
Less: Income tax benefit related to notable items		(8)	(33)	(15)	(2)	(1)	25	76	(7)	NM

Income tax expense, Underlying (non-GAAP)	J	$19	$124	$130	$129	$128	($105)	(85%)	($109)	(85%)

Net income, Underlying:
Net income (GAAP)	K	$34	$450	$449	$453	$439	($416)	(92%)	($405)	(92%)
Add: Notable items, net of income tax benefit		25	4	4	5	4	21	NM	21	NM

Net income, Underlying (non-GAAP)	L	$59	$454	$453	$458	$443	($395)	(87%)	($384)	(87%)

Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	M	$12	$427	$432	$435	$424	($415)	(97%)	($412)	(97%)
Add: Notable items, net of income tax benefit		25	4	4	5	4	21	NM	21	NM

Net income available to common stockholders, Underlying (non-GAAP)	N	$37	$431	$436	$440	$428	($394)	(91%)	($391)	(91%)

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS
							1Q20 Change
		1Q20	4Q19	3Q19	2Q19	1Q19	4Q19		1Q19
							$/bps	%	$/bps	%
Operating leverage:
Total revenue (GAAP)	C	$1,657	$1,637	$1,638	$1,628	$1,588	$20	1.30%	$69	4.35%
Less: Noninterest expense (GAAP)	E	1,012	986	973	951	937	26	2.68	75	8.06

Operating leverage								(1.38%)		(3.71%)

Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	D	$1,657	$1,637	$1,638	$1,628	$1,588	$20	1.30%	$69	4.35%
Less: Noninterest expense, Underlying (non-GAAP)	F	979	949	954	944	932	30	3.16	47	5.09

Operating leverage, Underlying (non-GAAP)								(1.86%)		(0.74%)

Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	E/C	61.10%	60.28%	59.40%	58.41%	59.00%	82 bps		210 bps
Efficiency ratio, Underlying (non-GAAP)	F/D	59.08	58.02	58.22	58.02	58.67	106 bps		41 bps
Noninterest income as a % of total revenue, Underlying:
Noninterest income as a % of total revenue	A/C	30%	30%	30%	28%	27%	— bps		300 bps
Noninterest income as a % of total revenue, Underlying	B/D	30	30	30	28	27	— bps		300 bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	I/G	24.13%	16.76%	20.46%	21.86%	22.42%	737 bps		171 bps
Effective income tax rate, Underlying (non-GAAP)	J/H	24.52	21.52	22.29	21.89	22.44	300 bps		208 bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	O	$20,223	$20,400	$20,533	$20,420	$19,942	($177)	(1%)	$281	1%
Return on average common equity	M/O	0.24%	8.30%	8.35%	8.54%	8.62%	(806) bps		(838) bps
Return on average common equity, Underlying (non-GAAP)	N/O	0.74	8.36	8.45	8.63	8.71	(762) bps		(797) bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	O	$20,223	$20,400	$20,533	$20,420	$19,942	($177)	(1%)	$281	1%
Less: Average goodwill (GAAP)		7,046	7,044	7,044	7,040	7,018	2	—	28	—
Less: Average other intangibles (GAAP)		67	69	73	80	59	(2)	(3)	8	14
Add: Average deferred tax liabilities related to goodwill (GAAP)		374	373	372	370	368	1	—	6	2

Average tangible common equity	P	$13,484	$13,660	$13,788	$13,670	$13,233	($176)	(1%)	$251	2%

Return on average tangible common equity	M/P	0.36%	12.39%	12.44%	12.75%	13.00%	(1,203) bps		(1,264) bps
Return on average tangible common equity, Underlying (non-GAAP)	N/P	1.10	12.49	12.58	12.89	13.12	(1,139) bps		(1,202) bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	Q	$167,177	$164,646	$162,110	$161,489	$160,415	$2,531	2%	$6,762	4%
Return on average total assets	K/Q	0.08%	1.08%	1.10%	1.13%	1.11%	(100) bps		(103) bps
Return on average total assets, Underlying (non-GAAP)	L/Q	0.14	1.09	1.11	1.14	1.12	(95) bps		(98) bps

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS
							1Q20 Change
		1Q20	4Q19	3Q19	2Q19	1Q19	4Q19		1Q19
							$/bps	%	$/bps	%
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	Q	$167,177	$164,646	$162,110	$161,489	$160,415	$2,531	2%	$6,762	4%
Less: Average goodwill (GAAP)		7,046	7,044	7,044	7,040	7,018	2	—	28	—
Less: Average other intangibles (GAAP)		67	69	73	80	59	(2)	(3)	8	14
Add: Average deferred tax liabilities related to goodwill (GAAP)		374	373	372	370	368	1	—	6	2

Average tangible assets	R	$160,438	$157,906	$155,365	$154,739	$153,706	$2,532	2%	$6,732	4%

Return on average total tangible assets	K/R	0.09%	1.13%	1.15%	1.17%	1.16%	(104) bps		(107) bps
Return on average total tangible assets, Underlying (non-GAAP)	L/R	0.15	1.14	1.16	1.19	1.17	(99) bps		(102) bps
Tangible book value per common share:
Common shares - at period-end (GAAP)	S	426,586,533	433,121,083	443,913,525	457,903,826	461,116,723	(6,534,550)	(2%)	(34,530,190)	(7%)
Common stockholders’ equity (GAAP)		$20,380	$20,631	$20,718	$20,884	$20,399	($251)	(1)	($19)	—
Less: Goodwill (GAAP)		7,050	7,044	7,044	7,040	7,040	6	—	10	—
Less: Other intangible assets (GAAP)		66	68	71	74	80	(2)	(3)	(14)	(18)
Add: Deferred tax liabilities related to goodwill (GAAP)		375	374	373	371	370	1	—	5	1

Tangible common equity	T	$13,639	$13,893	$13,976	$14,141	$13,649	($254)	(2%)	($10)	—%

Tangible book value per common share	T/S	$31.97	$32.08	$31.48	$30.88	$29.60	($0.11)	—%	$2.37	8%
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	U	427,718,421	434,684,606	445,703,987	458,154,335	460,713,172	(6,966,185)	(2%)	(32,994,751)	(7%)
Average common shares outstanding - diluted (GAAP)	V	429,388,855	436,500,829	447,134,595	459,304,224	462,520,680	(7,111,974)	(2)	(33,131,825)	(7)
Net income per average common share - basic (GAAP)	M/U	$0.03	$0.98	$0.97	$0.95	$0.92	($0.95)	(97)	($0.89)	(97)
Net income per average common share - diluted (GAAP)	M/V	0.03	0.98	0.97	0.95	0.92	(0.95)	(97)	(0.89)	(97)
Net income per average common share - basic, Underlying (non-GAAP)	N/U	0.09	0.99	0.98	0.96	0.93	(0.90)	(91)	(0.84)	(90)
Net income per average common share - diluted, Underlying (non-GAAP)	N/V	0.09	0.99	0.98	0.96	0.93	(0.90)	(91)	(0.84)	(90)
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	W	$0.39	$0.36	$0.36	$0.32	$0.32	$0.03	8%	$0.07	22%
Dividend payout ratio	W/(M/U)	1,398%	37%	37%	34%	35%	NM		NM
Dividend payout ratio, Underlying (non-GAAP)	W/(N/U)	451	36	37	33	34	NM		NM

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED

(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS
						1Q20 Change
	1Q20	4Q19	3Q19	2Q19	1Q19	4Q19		1Q19
						$	%	$	%
Salaries and employee benefits, Underlying:
Salaries and employee benefits (GAAP)	$549	$502	$508	$507	$509	$47	9%	$40	8%
Less: Notable items	10	6	5	2	1	4	67	9	NM

Salaries and employee benefits, Underlying (non-GAAP)	$539	$496	$503	$505	$508	$43	9%	$31	6%

Equipment and software expense, Underlying:
Equipment and software expense (GAAP)	$133	$133	$130	$126	$125	$—	—%	$8	6%
Less: Notable items	1	3	—	—	—	(2)	(67)	1	100

Equipment and software expense, Underlying (non-GAAP)	$132	$130	$130	$126	$125	$2	2%	$7	6%

Outside services, Underlying:
Outside services (GAAP)	$135	$142	$128	$118	$110	($7)	(5%)	$25	23%
Less: Notable items	18	20	14	5	4	(2)	(10)	14	NM

Outside services, Underlying (non-GAAP)	$117	$122	$114	$113	$106	($5)	(4%)	$11	10%

Occupancy, Underlying:
Occupancy (GAAP)	$84	$88	$80	$82	$83	($4)	(5%)	$1	1%
Less: Notable items	4	8	—	—	—	(4)	(50)	4	100

Occupancy, Underlying (non-GAAP)	$80	$80	$80	$82	$83	$—	—%	($3)	(4%)

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS

(in millions, except ratio data)

		FIRST QUARTER 2020				FOURTH QUARTER 2019				THIRD QUARTER 2019
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$236	$179	($381)	$34	$209	$231	$10	$450	$251	$196	$2	$449
Less: Preferred stock dividends		—	—	22	22	—	—	23	23	—	—	17	17

Net income (loss) available to common stockholders	B	$236	$179	($403)	$12	$209	$231	($13)	$427	$251	$196	($15)	$432

Return on average total tangible assets:
Average total assets (GAAP)		$68,415	$59,005	$39,757	$167,177	$68,069	$56,407	$40,170	$164,646	$66,365	$55,614	$40,131	$162,110
Less: Average goodwill (GAAP)		122	48	6,876	7,046	122	46	6,876	7,044	122	46	6,876	7,044
Average other intangibles (GAAP)		43	6	18	67	63	6	—	69	66	7	—	73
Add: Average deferred tax liabilities related to goodwill (GAAP)		1	1	372	374	1	1	371	373	1	1	370	372

Average tangible assets	C	$68,251	$58,952	$33,235	$160,438	$67,885	$56,356	$33,665	$157,906	$66,178	$55,562	$33,625	$155,365

Return on average total tangible assets	A/C	1.39%	1.22%	NM	0.09%	1.22%	1.63%	NM	1.13%	1.50%	1.40%	NM	1.15%
Efficiency ratio:
Noninterest expense (GAAP)	D	$738	$221	$53	$1,012	$718	$219	$49	$986	$718	$213	$42	$973
Net interest income (GAAP)		793	365	2	1,160	796	363	(16)	1,143	799	360	(14)	1,145
Noninterest income (GAAP)		357	125	15	497	296	175	23	494	336	133	24	493

Total revenue (GAAP)	E	$1,150	$490	$17	$1,657	$1,092	$538	$7	$1,637	$1,135	$493	$10	$1,638

Efficiency ratio	D/E	64.16%	45.06%	NM	61.10%	65.74%	40.60%	NM	60.28%	63.28%	43.35%	NM	59.40%

		SECOND QUARTER 2019				FIRST QUARTER 2019
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income	A	$213	$216	$24	$453	$202	$227	$10	$439
Less: Preferred stock dividends		—	—	18	18	—	—	15	15

Net income (loss) available to common stockholders	B	$213	$216	$6	$435	$202	$227	($5)	$424

Return on average total tangible assets:
Average total assets (GAAP)		$65,485	$56,135	$39,869	$161,489	$65,007	$55,630	$39,778	$160,415
Less: Average goodwill (GAAP)		119	45	6,876	7,040	119	23	6,876	7,018
Average other intangibles (GAAP)		73	7	—	80	55	4	—	59
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	370	370	—	—	368	368

Average tangible assets	C	$65,293	$56,083	$33,363	$154,739	$64,833	$55,603	$33,270	$153,706

Return on average total tangible assets	A/C	1.31%	1.54%	NM	1.17%	1.26%	1.66%	NM	1.16%
Efficiency ratio:
Noninterest expense (GAAP)	D	$715	$217	$19	$951	$700	$209	$28	$937
Net interest income (GAAP)		799	371	(4)	1,166	788	372	—	1,160
Noninterest income (GAAP)		277	149	36	462	247	150	31	428

Total revenue (GAAP)	E	$1,076	$520	$32	$1,628	$1,035	$522	$31	$1,588

Efficiency ratio	D/E	66.43%	41.58%	NM	58.41%	67.62%	40.11%	NM	59.00%

Appendix

A	These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations.”
B

Beginning in the first quarter of 2020, both fully and partially guaranteed residential mortgage loans sold to Ginnie Mae for which the Company has the right, but not the obligation, to repurchase have been reclassified from loans and leases to other assets.

C

In the first quarter of 2020, we reclassified federal funds purchased and securities sold under agreement to repurchase and other short-term borrowed funds to short-term borrowed funds. Prior periods have been adjusted to conform with the current period presentation.

D

In the first quarter of 2020, home equity loans, home equity lines of credit, home equity loans serviced by others and home equity lines of credit serviced by others are included in home equity. Prior periods have been adjusted to conform with current period presentation.

E	In the first quarter of 2020, credit card and other retail are included in other retail. Prior periods have been adjusted to conform with current period presentation.